                                                                      EXHIBIT 10




             SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT
                              FACILITIES AGREEMENT

       THIS SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of October 10, 2000, by and among DT INDUSTRIES, INC., a Delaware corporation ("Domestic Borrower"), DT INDUSTRIES (UK) II LIMITED, ASSEMBLY TECHNOLOGIE & AUTOMATION GMBH, KALISH INC., formerly Kalish Canada Inc., and DT CANADA INC. (together with Domestic Borrower, separately and collectively, "Borrower"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as administrative agent ("Administrative Agent"), and the other lenders listed on the signature pages hereof (the "Lenders").

                                    RECITALS

               (a) Borrower, Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Facilities Agreement dated as of July 21,1997 (as amended through the date hereof, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

               (b) Borrower has requested that the Lenders waive certain Events of Default, and the Lenders have agreed to waive such Events of Default, subject to the terms and conditions contained herein.

               (c) Borrower, Administrative Agent, and the Lenders desire to amend the Credit Agreement to provide for, among other things, (i) modification to certain pricing terms, (ii) revisions to existing financial covenants, and (iii) other modifications described below, all subject to the terms and conditions contained herein.

       NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

       1. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 8 of this Amendment and the other conditions contained herein, the Lenders hereby waive any Event of Default under Section 16.1. of the Credit Agreement which may have occurred as a result, directly or indirectly, of
(a) the failure of the Borrower to comply with Sections 15.2., 15.3., 15.4., 15.5., and 15.6. or any of them for any fiscal quarter ending on or before July 1, 2000, (b) the failure of the Borrower to comply with Section 13.13.1. with respect to delivery of its audited annual financial statements for the fiscal year ended June 25, 2000 (the "2000 Financials"), (c) the failure of the Borrower to timely deliver the 2000 Financials to Fleet National Bank ("Fleet"), formerly known as BankBoston, N.A., under the Bond Documents, (d) the failure of the Borrower to comply with financial covenants under the Bond Documents for any fiscal quarter ending on or before July 1, 2000, and (e) any Event of Default arising from the Borrower's requests for Advances of the Revolving Loan while any of the above Events of Default existed (the "Existing Events of Default"). The waiver provided in this Section 1 shall not be and shall not be deemed to be a waiver of any Defaults or Events of Default under the Credit Agreement other than the Existing Events of Default.

       2. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

              (a) The introductory language in Section 4.3. is entirely amended, as follows:

              The "Adjusted Eurodollar Rate" for any Eurodollar Loan is the lesser of (a) the Eurodollar Rate plus the applicable Eurodollar Increment, and (b) the Maximum Rate, and the "Adjusted Base Rate" for any Base Rate Loan shall be the lesser of (a) the Prime Rate plus the applicable Base Rate Increment, and (b) the Maximum Rate. Beginning September 24, 1999, and continuing through and including October 9, 2000, the Eurodollar Increment shall be 3.00%, and the Base Rate Increment shall be 1.875%. Beginning October 10, 2000, and continuing through and including February 14, 2001, the Eurodollar Increment shall be 3.50%, and the Base Rate Increment shall be 2.375%. Beginning February 15, 2001, and continuing at all times thereafter, the Eurodollar Increment shall be 3.75%, and the Base Rate Increment shall be 2.625%. At all times before September 24, 1999, the Eurodollar Increment and the Base Rate Increment shall be as prescribed for the applicable Level in the following table:

              (b) The second sentence of Section 5.2. is entirely amended, as follows:

              The "Letter of Credit Fee" for any Letter of Credit shall be equal to a percentage per annum of the Dollar Equivalent Amount of the aggregate undrawn amount of such Letter of Credit, payable quarterly in advance on the day of its issuance and as of the first day of each calendar quarter thereafter, which percentage shall be equal to 3.50% through and including February 14, 2001, and 3.75% beginning February 15, 2001 and continuing at all times thereafter.

              (c) Section 6.2.3. is amended by entirely amending the first sentence thereof, as follows:

              Promptly upon receipt by Borrower or any Subsidiary of Borrower of the proceeds from any sale, transfer, exchange, lease, or other dispositions of any of the assets of Borrower or any Subsidiary of Borrower on or after September 24, 1999 (except for sales in the ordinary course of business and sales of worn out or obsolete assets to be immediately replaced by assets of equal or greater value or quality), Borrower shall prepay the Loans in a principal amount equal to 100% of the Net Proceeds of such transaction; provided that, notwithstanding the limitations of Section 14.4 of the Credit Agreement, Domestic Borrower may, upon the sale of its Westwind aircraft, so long as no Event of Default then exists, use such Net Proceeds to provide additional cash collateral to Fleet required under that certain Fourth Amendment and Limited Waiver to Reimbursement Agreement dated as of October 10, 2000, between Domestic Borrower, Sencorp Systems, Inc. and Fleet (the "Fleet Amendment"), so long as (a) the aggregate amount of additional cash collateral provided to Fleet under the Fleet Amendment shall not exceed the Specified Amount (as defined in the Fleet Amendment), and (b) Domestic Borrower shall, concurrent therewith, prepay the Loans in a principal amount equal to 100% of the Net Proceeds of such transaction less the amount of any additional cash collateral provided to Fleet in accordance with this Section 6.2.3; provided further that if such Net Proceeds are received prior to Fleet's receipt of asset appraisals necessary to determine the Specified Amount, Administrative Agent will place such Net Proceeds in an escrow account subject to an escrow agreement reasonably satisfactory to Administrative Agent and Fleet, and such Net Proceeds will be distributed among Fleet and the Lenders in accordance herewith after receipt of such appraisals and determination of the Specified Amount.

       (d)  Section 14.11. is entirely amended, as follows:

       14.11. CAPITAL EXPENDITURES. Make Capital Expenditures (for all Covered Persons) in excess of the applicable amount in the following table for the period indicated in the following table:


        -------------------------------------------------------------------
         During the period                     The applicable amount is
        -------------------------------------------------------------------

         From June 26, 2000 through            $1,500,000
         September 24, 2000
        -------------------------------------------------------------------

         From June 26, 2000  through           $3,500,000
         December 31, 2000
        -------------------------------------------------------------------

         From June 26, 2000 through            $6,700,000
         March 25, 2001
        -------------------------------------------------------------------

         From June 26, 2000 through July 2,    $8,650,000
         2001
        -------------------------------------------------------------------


         (e) Section 15.1. is amended by amending and restating the definition of "EBITDA" found therein in its entirety, as follows:

         "EBITDA" means, for any period of calculation, an amount equal to the sum of (i) Net Income, (ii) federal, state and local income tax expense, (iii) Interest Expense (including the interest component of payments on Capital Leases) in such period, (iv) depreciation and amortization expense and other non-cash charges that reduced net income during such period, (v) losses on the sale or other disposition of assets other than in the ordinary course of business if included in the calculation of net income, (vi) extraordinary losses if included in the calculation of net income, minus (a) gains on the sale or other disposition of assets other than in the ordinary course of business if included in net income, and

         (b) extraordinary gains if included in net income, all as accrued in such period, plus (vii) one-time cash charges not to exceed $2,000,000 for professional fees incurred outside of the ordinary course of business during such period in connection with the investigation of accounting irregularities, related litigation and administrative proceedings, and preparation of the annual audited financial statements of Domestic Borrower and its Subsidiaries for fiscal year 2000, restated financial statements for fiscal years 1997, 1998 and 1999, the interim quarters thereof and the first three quarters of fiscal 2000, and the necessary SEC filings.

         (f) Sections 15.2., 15.3., 15.4., 15.5. and 15.6. are entirely amended, as follows:

         15.2. MINIMUM NET WORTH. Domestic Borrower's Net Worth as of the end of each fiscal quarter of Domestic Borrower shall at no time be less than $160,000,000 plus (i) 50% of Domestic Borrower's cumulative Net Income (but not any net loss) for the period commencing June 26, 2000, and extending through and including the end of the applicable fiscal quarter and (ii) 75% of the amount of the cumulative net proceeds received by Domestic Borrower for the period commencing June 26, 2000, and extending through and including the end of the applicable fiscal quarter from the issuance of equity securities of any Covered Person (other than in connection with any employee benefit plan or employee compensation arrangement).

         15.3. MAXIMUM FUNDED DEBT TO EBITDA RATIO. The ratio of Domestic Borrower's Funded Debt as of the end of any fiscal quarter of Domestic Borrower to Domestic Borrower's EBITDA for the four consecutive fiscal quarters then ended shall not exceed the applicable ratio in the following table:


        -------------------------------------------------------------------

         During the period                   The applicable ratio is
        -------------------------------------------------------------------

         From June 26, 2000 through          5.75 to 1.0
         September 24, 2000
        -------------------------------------------------------------------

         From September 25, 2000 through     5.00 to 1.0
         December 31, 2000
        -------------------------------------------------------------------

         From January 1, 2001 through        4.50 to 1.0
         March 25, 2001
        -------------------------------------------------------------------

         After March 25, 2001                3.50 to 1.0
        -------------------------------------------------------------------


         15.4 MINIMUM FIXED CHARGE COVERAGE. The ratio of Domestic Borrower's Adjusted EBITDA to Domestic Borrower's Fixed Charges, calculated at the end of each fiscal quarter of Domestic Borrower for the four consecutive fiscal quarters then ended, shall not be less than the applicable ratio in the following table:


        -------------------------------------------------------------------
         During the period                      The applicable ratio is
        -------------------------------------------------------------------

         From June 26, 2000 through             1.10 to 1.0
         March 25, 2001
        -------------------------------------------------------------------

         After March 25, 2001                   1.25 to 1.0
        -------------------------------------------------------------------


         15.5. MINIMUM EBITDA TO INTEREST EXPENSE RATIO. The ratio of Domestic Borrower's EBITDA to Domestic Borrower's Interest Expense, calculated at the end of each fiscal quarter of Domestic Borrower for the four consecutive fiscal quarters then ended, shall not be less than the applicable ratio in the following table:

        -------------------------------------------------------------------

         During the period                  The applicable ratio is
        -------------------------------------------------------------------
         From June 26, 2000 through         1.40 to 1.0
         September 24, 2000
        -------------------------------------------------------------------

         From September 25, 2000 through    1.45 to 1.0
         March 25, 2001
        -------------------------------------------------------------------

         After March 25, 2001               1.80 to 1.0
        -------------------------------------------------------------------


         15.6. MINIMUM EBITDA. Domestic Borrower's EBITDA, calculated at the end of each fiscal quarter of Domestic Borrower for the four consecutive fiscal quarters then ended, shall not be less than the applicable amount in the following table for the period indicated in the following table:


        -------------------------------------------------------------------

         During the period                     The applicable amount is
        -------------------------------------------------------------------

         From June 26, 2000 through            $25,000,000
         September 24, 2000
        -------------------------------------------------------------------

         From September 25, 2000 through       $27,500,000
         December 31, 2000
        -------------------------------------------------------------------

         From January 1, 2001 through          $29,000,000
         March 25, 2001
        -------------------------------------------------------------------

         After March 25, 2001                  $37,500,000
        -------------------------------------------------------------------

               (g) New Sections 16.1.18. and 16.1.19. are hereby added immediately following Section 16.1.17., as follows:

               16.1.18. CONTROL/MANAGEMENT. (i) Individuals who on October 10, 2000, were members of the board of directors of Domestic Borrower (together with any new directors whose election to such board of directors or whose nomination for election by the stockholders of Domestic Borrower was approved by a vote of a majority of the directors then still in office who were either directors on October 10, 2000 or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such board of directors then in office, (ii) a "person" or "group" (within the meaning of Section 13(d) of the Exchange Act), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the total issued and outstanding common stock of Domestic Borrower, or
               (iii) Domestic Borrower shall fail to engage, on or before October 31, 2000, and at all times thereafter maintain additional management resources satisfactory to Required Lenders, which management resources shall be subject solely to Domestic Borrower's direction and authority.

               (h) Exhibit 13.13 to the Credit Agreement is amended and restated in the form of, and all references in the Credit Agreement to Exhibit
       13.13 are hereby deemed to be references to, the attached Exhibit 13.13.

       3. AMENDMENT FEE. Borrower shall pay to the Administrative Agent, for the pro rata benefit of the Lenders, an amendment fee in the aggregate amount of $280,000 (the "Amendment Fee"), earned and due and payable as of the date of this Amendment.

       4. CONTINGENT FEE. Notwithstanding anything in any other Loan Document to the contrary, the Contingent Fee described in Section 4 of that certain Sixth Amendment to Fourth Amended and Restated Credit Facilities Agreement, dated as of June 26, 2000, by and among Borrower, Administrative Agent and the Lenders, shall be earned and due and payable to the Administrative Agent, for the pro rata benefit of each Lender, on October 31, 2000, which fee shall be equal to the product of (a) 0.15% multiplied by (b) an amount equal to the sum of (i) such Lender's portion of the Commitment plus (ii) the aggregate amount of the Canadian Term Loan owed to such Lender as of October 31, 2000.

       5.      FLEET CASH COLLATERAL; FURTHER COMMITMENT REDUCTION.

               (a) Notwithstanding the limitations of Section 14.4 of the Credit Agreement, Domestic Borrower may provide additional cash collateral to Fleet in accordance with the terms of the Fleet Amendment, so long as, concurrent with the provision of any such cash collateral (other than as permitted under Section 6.2.3. of the Credit Agreement), Domestic Borrower shall prepay the Loans in a principal amount equal to 100% of the amount of such cash collateral. Any such prepayment shall be applied to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment. Notwithstanding anything herein to the contrary, the Aggregate Revolving Loan Commitment shall be permanently reduced by the amount of any such prepayment applied to the Aggregate Revolving Loan.

               (b) Promptly upon receipt by Domestic Borrower or any of its Subsidiaries of proceeds from any settlement, judgment or other arrangement in connection with any dispute regarding compensation of any former officer, director or employee of Domestic Borrower or any of its Subsidiaries, Domestic Borrower shall prepay the Loans in a principal amount equal to 100% of the net cash proceeds (after payment of reasonable legal fees and other reasonable costs of collection incurred in connection therewith). Any such prepayment shall be applied to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment. Notwithstanding anything herein to the contrary, the Aggregate Revolving Loan Commitment shall be permanently reduced by the amount of any such prepayment applied to the Aggregate Revolving Loan.

       6. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document other than with respect to the Existing Events of Default or prejudice any rights or remedies other than with respect to the Existing Events of Default which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

       7. SUBSIDIARIES ACKNOWLEDGMENT. By signing below, each of the Domestic Borrower's Subsidiaries which has executed a guaranty of the Loan Obligations (a) consents and agrees to this Amendment's execution and delivery,
(b) ratifies and confirms its obligations under its guaranty, (c) acknowledges and agrees that its obligations under its guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its guaranty.

       8.      RELEASE.

               (a) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Domestic

       Borrower or any of its Subsidiaries ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

               (b) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

               (c) The agreements of the Domestic Borrower and each of its Subsidiaries set forth in this Section 6 shall survive termination of this Amendment and the other Loan Documents.

       9. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

               (a) after giving effect to the waiver set forth in Section 1 of this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date; and

               (b) after giving effect to the waiver set forth in Section 1 of this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

       10. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of October 10, 2000, so long as all corporate actions of Borrower and the Significant Subsidiaries taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

               (a) All reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and Arthur Andersen L.L.P., shall have been paid.

               (b) Administrative Agent and each Lender shall have received each of the following:

                   (i) year-end consolidated and consolidating (on a group
               basis) financial statements of Domestic Borrower and its Subsidiaries for the fiscal year 2000, containing a balance sheet, income statement, statement of cash flows and an audit report by PricewaterhouseCoopers, accountants for the Borrower and its Subsidiaries, accompanied by (i) a Compliance Certificate of the Chief Financial Officer of Domestic Borrower, (ii) a certificate of PricewaterhouseCoopers to the effect that they have reviewed and are familiar with the Credit Agreement and that, in examining such financial statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default, except for those, if any, described in reasonable detail in such certificate, and (iii) the management letter and report on internal controls, if any, delivered by PricewaterhouseCoopers in connection with their audit;

               (ii) a certificate of the Borrower, in form and substance satisfactory to Administrative Agent, Required Lenders and Administrative Agent's counsel, certifying (A) as to the accuracy in all material respects, after giving effect to this Amendment and the Waiver in Section 1 hereof, of the representations and warranties set forth in the Credit Agreement, this Amendment and the other Loan Documents, and
        (B) that there exists no Default or Event of Default, after giving effect to this Amendment and the Waiver in Section 1 hereof, and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default;

               (iii)    payment of the Amendment Fee;

               (iv) the Fleet Amendment, executed by all parties thereto, providing for, among other things, (A) a waiver of any and all defaults existing on October 10, 2000 under that certain Reimbursement Agreement between Sencorp Systems, Inc. ("Sencorp"), Fleet and Domestic Borrower, as guarantor, dated as of July 1, 1998 (as amended, extended, renewed or restated from time to time, the "Reimbursement Agreement"), and (B) an amendment to the Reimbursement Agreement providing for an amendment fee of no more than $100,000 and containing amendments satisfactory to Required Lenders, including without limitation, amendments to the provisions thereof so that (1) the covenants contained therein are no more restrictive on Domestic Borrower, Sencorp or any other Subsidiaries of Domestic Borrower than those contained in the Credit Agreement, as amended hereby, (2) the date upon which Fleet may demand cash collateral in the amount of all obligations of Sencorp and Domestic Borrower under the Reimbursement Agreement is extended to July 2, 2001, (3) the fee charged for the aforementioned extension is no more than $20,000, (4) the letter of credit fee thereunder shall be no more than 3.50%, per annum, prior to April 2, 2001, and no more than 4.00%, per annum, at any time thereafter, (5) additional cash collateral will be provided to Fleet in an amount equal to $50,000 per month until the aggregate amount of such additional cash collateral is equal to the Specified Amount, and
        (6) a $75,000 failure fee in the event that neither (a) a new letter of credit facility, acceptable under the terms of the Bond Documents, is established nor (b) the obligations of Sencorp and Domestic Borrower under the Reimbursement Agreement are completely collateralized with cash, has occurred on or before July 2, 2001; and

                      (v) such other documents, certificates and instruments as
             the Administrative Agent shall require prior to the date hereof.

         11. RATIFICATION OF INTERCREDITOR AGREEMENT. The parties hereto hereby ratify the terms of and acknowledge their obligations under, that certain Intercreditor Agreement dated as of December 1, 1999, among Administrative Agent, Lenders, Fleet, Domestic Borrower, and each of its Subsidiaries, which remains in full force and effect.

         12. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         13. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         14. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         15. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         16. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         17. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

DT INDUSTRIES, INC.,                    KALISH INC. formerly Kalish Canada Inc.,
a Delaware corporation                  a New Brunswick, Canada corporation



By:    /s/ Wayne W. Shultz              By:    /s/ Stephen J. Gore
   ------------------------------------    -------------------------------------
       Wayne W. Schulz                          Stephen J. Gore
       Senior Vice President of Finance         Chairman




DT CANADA INC.,                         ASSEMBLY TECHNOLOGIE &
a New Brunswick, Canada corporation     AUTOMATION GMBH, a German
                                        limited liability company

By:    /s/ Stephen J. Gore              By:    /s/ Wayne W. Schultz
   ------------------------------------    -------------------------------------
       Stephen J. Gore                          Wayne W. Schultz
       President                                Geschaftsfuhrer




DT INDUSTRIES (UK) II LIMITED,
a corporation of England and Wales



By:    /s/ Stephen J. Gore
   ------------------------------------
       Stephen J. Gore
       Chairman

BANK OF AMERICA, N.A., formerly             DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative Agent AND GRAND CAYMAN BRANCHES and a Lender

By:   /s/ William E. Livingstone, IV        By:   /s/ Andrew W. Chidester
   ---------------------------------------      --------------------------------
      William E. Livingstone, IV                  Andrew W. Chidester
      Managing Director                           Vice President


                                            By:   /s/ Craig Payne
                                                --------------------------------
                                                  Craig Payne
                                                  Vice President



MERRILL LYNCH, PIERCE,                      THE BANK OF NOVA SCOTIA
FENNER & SMITH, INCORPORATED

By:                                         By:    /s/ F.C.H. Ashby
   ---------------------------------------      --------------------------------
Name:                                             F.C.H. Ashby
     -------------------------------------        Senior Manager Loan Operations
Title:
      ------------------------------------


THE SAKURA BANK, LIMITED                    FIRSTAR BANK, N.A.



By:   /s/ Yoshikazu Nagura                  By:
   ---------------------------------------      --------------------------------
      Mr. Yoshikazu Nagura                  Name:
      Senior Vice President                       ------------------------------
                                            Title:
                                                   -----------------------------


GENERAL ELECTRIC CAPITAL                    THE SUMITOMO BANK, LIMITED
CORPORATION

By:                                         By:    /s/ Suresh S. Tata
   ---------------------------------------      --------------------------------
Name:                                              Suresh S. Tata
     -------------------------------------         Senior Vice President
Title:
      ------------------------------------

NATIONAL CITY BANK                           By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------
By:   /s/ Sharon L. Johnston
   ---------------------------------------
      Sharon L. Johnston
      Vice President

ACKNOWLEDGED AND AGREED:


ADVANCED ASSEMBLY AUTOMATION, INC.




By:    /s/ Wayne W. Schultz
   ----------------------------------------
       Wayne W. Schultz
       Vice President


ASSEMBLY TECHNOLOGY & TEST, INC.


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President


DETROIT TOOL AND ENGINEERING COMPANY


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President


DETROIT TOOL METAL PRODUCTS CO.


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President


HANSFORD MANUFACTURING CORPORATION


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President


PHARMA GROUP, INC.


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President

MID-WEST AUTOMATION ENTERPRISES, INC.



By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President


MID-WEST AUTOMATION SYSTEMS, INC.


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President


SENCORP SYSTEMS, INC.


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President


VANGUARD TECHNICAL SOLUTIONS, INC.


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President


ARMAC INDUSTRIES CO.


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President


ASSEMBLY MACHINES, INC.


By:    /s/ Wayne W. Schultz
    ----------------------------------------
       Wayne W. Schultz
       Vice President